urban-gro®

Investor Presentation

January 2022

urban-gro.com
Nasdaq: UGRO

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our growth strategy; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts; and our reliance on key personnel. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

urban-gro Today

- Our acquired expertise is our #1 asset
- Early mover in the U.S. and Canadian markets
- Recent entry into Europe with CEA food/produce
- 6 consecutive quarters of positive adjusted EBITDA
- Strong balance sheet
- Successfully executing against strategic plan

- **~90 Employees**
  expertise is our #1 asset
- **~500**
  projects to date
- **~$62M**
  Preliminary 2021 Rev
- **~$18.8M**
  Preliminary Q4 2021 Rev
- **>$2M**
  Adj. EBITDA 2021
- **>$30M**
  projected backlog ending Q4 2021
- **$40.5M**
  cash entering Q4 2021

urban-gro Tomorrow

*We will be the **leading provider of turnkey solutions** for the indoor Controlled Environment Agriculture (CEA) market globally.*

Growing organically and through M&A:

- High-margin Services
- Global expansion
- Diversifying into food

- **US Cannabis Market**
  - **~$42B** US Cannabis Market by 2025[1]
- **European Cannabis**
  - **~$3.8B** European Cannabis Market by 2025[2]
- **CEA Vertical Farming**
  - **~$13B in revenues** expected by 2026 at 25% 5-Year CAGR[3]

1: New Frontier Data "Cannabis in America for 2021 & Beyond: A New Normal in Consumption and Demand"
2. Prohibition Partners "The European Cannabis Report" 6th Edition. 3. Patil, Asavari, and Supradip Baul. "Vertical Farming Market Size, Share: Industry Trends and Analysis 2026." Allied Market Research, 2019;

Services

Throughout the Life of the Facility

Architecture & Engineering

- Site Analysis
- Feasibility Studies
- Architecture
- Cultivation Needs Assessment (CNA)
- MEP Engineering
- Cultivation Design

Systems Integration

- Cultivation Space Planning (CSP)
- Integrated Cultivation Design (ICD)
- Equipment Procurement
- Commissioning

Operational Support

- gro-care® Training, Maintenance and Support
- Crop Protection Program (CPP)



urban-
SAMPLE
URBAN-GRO, INC.
LAFAYETTE, CO
IRRIGATION DETAILS

Services – Complete Offering

Acquisition of award-winning architecture and design firm 2WR+

- $7M-$9M in revenue and $1.5M-$2M of Adjusted EBITDA over next 12 months (deal closed 7/30/21)
- $10M in cross-selling waterfall revenue for UGRO existing solutions over 12-month period
- Cultivation facilities, dispensaries, extraction facilities, processing facilities






NASDAQ CONGRATULATES
URBAN-GRO INC
ON ITS ACQUISITION OF
MJ12 DESIGN STUDIO
urban-gro
Nasdaq

urban-gro Financial Services

XS FINANCIAL



- urban-gro Financial Services provides financing solutions to urban-gro clients globally
- Launched in October ‘21 through strategic agreement with XS Financial Services (CSE: XSF)
  - Provides CAPEX financing solution to qualified urban-gro clients in U.S.

Global Expansion

- Europe
- Middle East



- European Commercial Representation
- Hired VP of Horticulture based in Europe
  - Experience & Relationships across EMEA
- Formed UG European Holdings B.V.
- Tradeshow Participation
- Signed exclusive development agreement with Urban Health Farms for CEA food/produce in Europe

URBAN HEALTH FARMS

Diversifying into food

Our architecture, engineering, and design services, the equipment we specify, and the managed services platform all provide value to operators regardless of crop-type or cultivar.



Financial Highlights

- Our public markets peer group consists of companies that are currently trading at Enterprise Value of up to ~5x TTM* Revenue
    - UGRO is currently trading at ~1.2x*
- We have a cash position at the end of Q3 of $40.5M and NO debt
- We entered 2021 with backlog $14.6M and grew it to >$30M** at end of 2021
- Finished Q4 2021 with a record $18.8M** of revenue
- 6 consecutive quarters of record revenues and positive adjusted EBITDA**



Nasdaq: UGRO
urban-gro

* Range taken from equity prices on January 5, 2022
** Preliminary numbers

Sustained Growth


Revenue
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Revenue
$4,261,003
$4,005,264
$8,359,422
$9,212,228
$12,034,358
$12,831,297
$18,287,811
$18,846,534
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021*

* Indicates preliminary results

Executing Against Our Strategy


Adjusted EBITDA & Income from Operations
Adjusted EBITDA
Income from Operations
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
-$1,500,000
-$2,000,000
-$920,906
-$1,414,565
-$274,961
-$926,951
$312,056
-$148,540
$232,672
-$255,613
$499,321
$152,831
$583,295
$221,954
$1,135,103
$66,704
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

urban-gro

Cash & Capitalization

	As of September 30, 2021
	Actual
Cash and cash equivalents	$40,515,927
Capitalization:	
Debt	$0
Total shareholders' equity (deficit)	$48,810,248
Total Capitalization	$48,810,248

Cap Table

Outstanding Common Stock [1]	10,759,820
Outstanding Warrants [2]	374,088
Outstanding Options [3]	670,890

1: As of November 9, 2021
2: Includes all shares issuable upon exercise of warrants exercisable at a weighted average exercise price of $11.93
3: Includes all shares issuable upon exercise of options at a weighted average exercise price of $6.46

Investment Summary

A **leading provider** of Indoor CEA Solutions

Entering **new segments** – Crop Agnostic

Opening **new markets** – Europe

Driving **high margin services** Business

Strong financial position

Executing **acquisition strategy**

Investor Relations Contact:

Dan Droller, EVP Corporate Development / IR
or
Jeff Sonnek, ICR, Inc.

T: 720-730-8160
investors@urban-gro.com

urban-gro